EXHIBIT 99.12

                           The Novation Confirmation


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                                          CREDIT SUISSE  INTERNATIONAL
                                One Cabot Square,     Telephone 020 7888 8888
                                London E14 4QJ        www.credit-suisse.com


                             Facsimile Cover Sheet

To: The Bank of New York, not in its individual or corporate capacity but solely as Swap Contract Administrator on behalf of CWALT, Inc. Alternative Loan Trust 2006-OC5 pursuant to the Swap Contract Administration Agreement

Attention:        Heakyung Chung, CSIN Marketer

Fax number:       To be delivered by Heakyung Chung

Date:             29 June 2006

Pages (including cover page):       5

Our Reference No: External ID: 9323937NOV / Risk ID: 561790137

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:             For Equity Derivatives:
Telephone Numbers: (212) 538-9370       Telephone numbers: (212) 538-4437 /
Facsimile number: (917) 326-8603        (212) 538-8297 / (212) 325-5119
Email:                                  Facsimile number: (212) 325-8173
list.otc-inc-accept-ny@credit-suisse.com
For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email:
list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.



CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

               Registered office as above.
               Registered with unlimited liability in England under No. 2500199 Authorised and regulated by The Financial Services Authority
               VAT No: GB 447 0737 41

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                                          CREDIT SUISSE  INTERNATIONAL
                                One Cabot Square,     Telephone 020 7888 8888
                                London E14 4QJ        www.credit-suisse.com


                             Novation Confirmation

Date:             29 June 2006


To: The Bank of New York, not in its individual or corporate capacity but solely as Swap Contract Administrator on behalf of CWALT, Inc. Alternative Loan Trust 2006 OC5 pursuant to the Swap Contract Administration Agreement

To:               Countrywide Home Loans, Inc.

From:             Credit Suisse International "CSIN"

Re:               Novation Transaction

External ID:      9323937NOV
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Dear Sir/Madam:

      The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

      1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA definitions (the "Product Definitions"), each as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the Product Definitions and/or
(iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern. In the event of any inconsistency between the Novation Confirmation and the New Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

      2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

        Novation Date:                   29 June 2006

        Novated Amount:                  100 per cent. of the Notional  Amount
                                         of the Old Transaction

        Transferor:                      Countrywide Home Loans, Inc.

        Transferee:                      The  Bank  of  New  York,  not in its
                                         individual or corporate  capacity but
                                         solely      as     Swap      Contract
                                         Administrator  on  behalf  of  CWALT,
                                         Inc.  Alternative Loan Trust 2006-OC5
                                         pursuant   to   the   Swap   Contract
                                         Administration Agreement

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                                          CREDIT SUISSE  INTERNATIONAL
                                One Cabot Square,     Telephone 020 7888 8888
                                London E14 4QJ        www.credit-suisse.com


        Remaining Party:                 Credit Suisse International

        New Agreement (between Transferee and 1992 ISDA Master Agreement dated as Transferee
        Remaining Party): of 29 June 2006


      3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

      Trade Date of Old Transaction:               29 June 2006
      Effective Date of Old Transaction:           29 June 2006
      Termination Date of Old Transaction:         25 May 2035


      4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

      Full First Calculation Period:               Applicable

      5. Miscellaneous Provisions:


        Non-Reliance:                              Applicable


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to the parties on request.

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                                          CREDIT SUISSE  INTERNATIONAL
                                One Cabot Square,     Telephone 020 7888 8888
                                London E14 4QJ        www.credit-suisse.com


The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.



Credit Suisse International





By: /s/ Victorio Sclaloja
   ----------------------------------
 Name:   Victorio Sclaloja
 Title:  Authorized Signatory



Countrywide Home Loans, Inc.



By:  /s/ Ruben Avilez
   ----------------------------------
 Name:   Ruben Avilez
 Title:  vice President



The Bank of New York, not in its individual or corporate capacity, but solely as Swap Contract Administrator of CWALT, Inc. Alternative Loan Trust 2006-OC5 pursuant to the Swap Contract Administration Agreement



By: /s/ Maria Tokarz
   ----------------------------------
 Name:   Maria Tokarz
 Title:  Assistant Treasurer



Our Reference No: External ID: 9323937NOV/ Risk ID: 561790137



                                   EXHIBIT A

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.